UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2011

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California  91770
(Address of principal executive offices, including zip code)

626-302-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Compensatory Arrangements of Certain Officers

The Board of Directors of Edison International (the “Edison International Board”), the parent Company of Southern California Edison Company (“SCE”), previously approved, subject to shareholder approval, amendments to the Edison International 2007 Performance Incentive Plan (the “2007 Plan”) that would (1) increase the number of shares of Edison International’s common stock that may be delivered pursuant to awards granted under the 2007 Plan by an additional 28,000,000 shares, (2) increase the ratio used to count share usage for full-value awards granted under the 2007 Plan after February 26, 2009 from 1.75 shares to 3.5 shares for every one share of Edison International common stock issued under the 2007 Plan (for this purpose, a “full-value award” means any award granted under the 2007 Plan other than a stock option or stock appreciation right), and (3) extend Edison International’s authority to grant awards under the 2007 Plan intended to qualify as “performance-based awards” within the meaning of Section 162(m) of the U.S. Internal Revenue Code through the 2016 annual meeting of shareholders. Edison International’s shareholders have approved the amendments to the 2007 Plan on April 28, 2001.

The following summary of the 2007 Plan is qualified in its entirety by reference to the text of the 2007 Plan, which was previously filed as Exhibit 10.1 to the Edison International Form 8-K filed on April 28, 2011, and is incorporated by reference herein.

The Edison International Board or one or more committees appointed by the Edison International Board administers the 2007 Plan. The Edison International Board has delegated general administrative authority for the 2007 Plan to its Compensation and Executive Personnel Committee. The administrator of the 2007 Plan has broad authority under the 2007 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2007 Plan include officers or employees of Edison International or any of its subsidiaries, and non-employee members of the Edison International and SCE Boards of Directors. Awards to non-employee Directors require Board approval.

After giving effect to the 2007 Plan amendments, the maximum number of shares of Edison International’s common stock that may be issued or transferred pursuant to awards under the 2007 Plan equals the sum of: (1) 49,500,000 shares, plus (2) the number of any shares subject to awards granted under the Edison International Equity Compensation Plan (the “ECP”) and the Edison International 2000 Equity Plan (the “2000 Plan,” together with the ECP, the “Prior Plans”) and outstanding on April 26, 2007, which expire, or for any reason are cancelled or terminated, after that date without being exercised or shares being delivered (including shares that become available because outstanding awards are settled in cash, but not any shares exchanged or withheld or deemed exchanged or withheld as full or partial payment for any award or for withholding taxes thereon).

The types of awards that may be granted under the 2007 Plan include stock, stock options, stock appreciation rights, restricted stock, stock units, performance shares, stock bonuses, and other forms of awards granted or denominated in Edison International’s common stock or units of Edison International common stock, or similar rights to purchase or acquire shares of Edison International common stock, as well as certain cash bonus awards.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

At Southern California Edison Company’s Annual Meeting of Shareholders on April 28, 2011, four matters were submitted to a vote of the shareholders: the election of thirteen directors, ratification of the appointment of the independent public accounting firm, an advisory vote on executive compensation and an advisory vote on the frequency of the executive compensation advisory vote.

Shareholders elected thirteen nominees to the Board of Directors. Each of the thirteen Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Jagjeet S. Bindra	441,711,172	268,512	130,200	15,499,164
Vanessa C.L. Chang	441,693,640	290,244	126,000	15,499,164
France A. Córdova	441,692,542	281,754	135,588	15,499,164
Theodore F. Craver, Jr.	441,762,088	210,408	137,388	15,499,164
Charles B. Curtis	441,691,210	280,566	138,108	15,499,164
Bradford M. Freeman	441,686,914	263,070	159,900	15,499,164
Luis G. Nogales	441,703,108	269,688	137,088	15,499,164
Ronald L. Litzinger	441,759,946	211,038	138,900	15,499,164
Ronald L. Olson	441,668,128	303,336	138,420	15,499,164
James M. Rosser	441,609,160	362,748	137,976	15,499,164
Richard T. Schlosberg, III	441,708,856	262,794	138,234	15,499,164
Thomas C. Sutton	441,733,234	238,230	138,420	15,499,164
Brett White	441,632,848	314,886	162,150	15,499,164

The proposal to ratify the appointment of the independent public accounting firm, PricewaterhouseCoopers LLP, which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
456,911,884	396,612	300,552	0

The advisory vote on executive compensation, which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
440,694,658	1,176,714	238,512	15,499,164

Regarding the advisory vote on the frequency of the executive compensation advisory vote, the one year frequency received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum and was adopted. As a result, SCE will include the shareholder advisory vote on executive compensation every year in its proxy materials for shareholders meetings at which Directors will be elected and for which executive compensation information in required until the next required advisory vote on the frequency of the executive compensation advisory vote is held. The final vote results were as follows:

1 Year	2 Years	3 Years	Abstentions
440,756,446	132,348	222,654	998,436

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index below

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

By:	/s/ Chris C. Dominski Chris C. Dominski Vice President and Controller

Date:  April 29, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Edison International 2007 Performance Incentive Plan, Amended and Restated as of February 24, 2011 (File 1-9936, filed as Exhibit 10.1 to Edison International’s Form 8-K dated April 28, 2011)*

*	Incorporated by reference pursuant to Rule 12b-32.